UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 27, 2009 (Date of earliest event reported)
Continental Materials Corporation (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	001-03834 (Commission File Number)	36-2274391 (IRS Employer Identification Number)

200 South Wacker Dr. Suite 4000, Chicago, Illinois (Address of principal executive offices)		60606 (Zip Code)
(312)541-7200 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Press release issued August 27,2009 disclosing the unaudited results for the fiscal quarter ended July 4, 2009.

Item 9.01. Financial Statements and Exhibits

Continental Materials Corporation Press Release, dated August 27, 2009.

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Continental Materials Corporation dated August 27, 2009

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2009	CONTINENTAL MATERIALS CORPORATION By: /s/ Joseph J. Sum Joseph J. Sum Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Continental Materials Corporation dated August 27, 2009